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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) October 21, 1994


                    FLEET FINANCIAL GROUP, INC.
        (Exact name of registrant as specified in its charter)


                            RHODE ISLAND
            (State or other jurisdiction of incorporation)


         1-6366                               05-0341324
  (Commission File Number)        (IRS Employer Identification No.)


  50 Kennedy Plaza, Providence, Rhode Island                02903
  (Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code:   401-278-5800



    (Former name or former address, if changed since last report)

Item 5.  Other Materially Important Events.


         On October 14, 1994, Registrant agreed to issue and sell $200,000,000 of its 7 1/4% Senior Notes Due October 15, 1997 (the "Notes") under Registration Statement No. 33-50216. The Notes were purchased on October 21, 1994 by underwriters, Goldman Sachs & Co., Chase Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed as part of this report:

     (1) Underwriting Agreement dated October 14, 1994 between Registrant, Goldman Sachs & Co., Chase Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc relating to the Notes.

     (4)      Specimen certificate of the Notes.

    (12)      Statement of Computation of Ratios (for
              consolidated ratios of earnings to fixed charges contained in the Prospectus dated November 30, 1992 and Prospectus Supplement dated October 14,
              1994 relating to the Notes).

                           SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                  FLEET FINANCIAL GROUP, INC.
                                       Registrant


                                  By/s/William C. Mutterperl
                                       William C. Mutterperl
                                       Senior Vice President,
                                       General Counsel and Secretary


Date:  October 21, 1994

                         Exhibit Index


 Item 601
Exhibit Table
  Reference                       Exhibit Title

     (1)      Underwriting Agreement dated October 14,
              1994 between Registrant and Goldman
              Sachs & Co., Chase Securities, Inc.,
              Merrill Lynch, Pierce, Fenner & Smith
              Incorporated and Salomon Brothers Inc
              relating to the Notes.

     (4)      Specimen certificate of the Notes.

    (12)      Statement of Computation of Ratios (for
              consolidated ratios of earnings to
              fixed charges contained in the
              Prospectus dated November 30, 1992 and
              Prospectus Supplement dated October 14,
              1994 relating to the Notes).